                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-3043

                        SCUDDER U.S. TREASURY MONEY FUND
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        5/31

Date of reporting period:       11/30/2004

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder U.S. Treasury Money Fund

Semiannual Report to Shareholders

November 30, 2004

Contents

Click Here Portfolio Management Review

Click Here Information About Your Fund's Expenses

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read this fund's prospectus for specific details regarding its risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Darlene Rasel and other members of the fund's investment team discuss the market environment and the team's approach to managing Scudder U.S. Treasury Money Fund during the six-month period ended November 30, 2004.

Q:  Will you discuss the market environment for the fund during the most recent six-month period?

A:  Back in April, the "nonfarm payroll" figure had surprised everyone with the government reporting that the economy had created more than 300,000 new jobs in March. With this news, fixed income markets experienced a dramatic turnaround, with one-year LIBOR rates (the worldwide benchmark rate for money markets) spiking from 1.35% to 1.85% in anticipation of a potential short-term interest rate increase by the US Federal Reserve (the Fed) as early as August.1 The April and May jobs reports were also strong, and the Fed stated that it would begin to raise interest rates in the near future. The Fed was signaling its concerns over a possible resurgence in inflation, and hinted it might soon raise short-term rates to try to restrain the economy from growing too fast and possibly reigniting inflation. (The Fed had been keeping short-term interest rates low to help spur renewed economic growth.) In anticipation of a change in the Fed's stance, we reduced average maturity to reduce interest rate risk in the fund's portfolio; the longer the fund's average maturity, the more interest rate risk.

1 LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

The markets reacted swiftly to the Fed's new signals, with one-year money market rates rising to 2.5%. Investors were anticipating that the federal funds rate would eventually rise to 2.25% in four to five increments by year end. As the Fed's June meeting drew closer, we continued to reduce the fund's average maturity, purchasing only shorter-term issues, as the market began to anticipate additional Fed rate hikes. When the Fed finally raised the federal funds rate by 25 basis points in late June, it stated that it would conduct its credit-tightening program at a "measured" pace. As the market began to stabilize, market participants were more comfortable taking on some additional risk, and resumed purchasing longer-term issues.

As we moved into the third calendar quarter, US economic momentum hit a "soft patch" as consumer purchasing slackened, job creation dipped, oil prices rose to $45 per barrel and Iraq's security situation seemed to deteriorate. In reaction, investors began to question whether the number of Fed rate increases that previously had been factored in by market participants would actually occur, and one-year money market rates dipped. Meanwhile, the Fed raised short-term rates in increments of 25 basis points at its August and September meetings. In October, the market rallied — and yields declined — upon news of September's disappointing nonfarm payroll report. Debt prices then faltered and yields moved up as oil prices rose as high as $56 (i.e., the market viewed a weaker economy as a buying opportunity, then reacted negatively to the possibility of oil prices spurring renewed inflation). On November 10th the Fed raised short-term interest rates another 25 basis points, and a very strong October jobs report induced another market sell-off, sending longer-term money market rates higher, at least for the time being. The questions weighing on the market as the period ended were whether higher oil prices would eventually slow the US economy, and what effect this might have on Fed actions over the next 12 months.

Money market yield curve 5/31/04 versus 11/30/04

Length of Maturity (in months)

This chart is not intended to represent the yield of any Scudder fund. Past performance is no guarantee of future results.

Source: Bloomberg, L.P.

Q:  How did the fund perform over the most recent semiannual period?

A:  For the period, the fund registered favorable performance and achieved its stated objectives of providing maximum current income while maintaining stability of capital.

Q:  In light of market conditions during the period, what has been the strategy for the fund?

A:  At present, many investors are waiting out the Federal Reserve's well-telegraphed interest rate hikes in the short end of the market. This has made Treasury bills less attractive as demand has increased. As an alternative, we have increased the fund's allocation in repurchase agreements collateralized by Treasury securities.2 In addition, we have shortened the weighted average maturity of the portfolio in anticipation of the rising

2 Repurchase Agreements (Repos) — an agreement between a seller and a buyer, usually of government securities, where the seller agrees to repurchase the securities at a given price and usually at a stated time. Repos are widely used money market instruments that serve as an interest-bearing, short-term "parking place" for large sums of money.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

Fund's Class S Shares Yields
	7-day current yield	7-day compounded effective yield
May 31, 2004*	0.40%	0.40%
November 30, 2004*	1.32%	1.33%

*The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements the 7-day current yield would have been 1.14% and 0.25% and the 7-day compounded effective yield would have been 1.15% and 0.25% as of November 30, 2004 and May 31, 2004, respectively.

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolio over a 7-day period expressed as an annual percentage rate of the fund's shares outstanding. The 7-day compounded effective yield is the annualized yield based on the most recent 7 days of interest earnings with all income reinvested. For the most current yield information, please visit our web sites: myScudder.com or aarp.scudder.com.

rate environment. Going forward, we will continue to monitor economic and inflation indicators to determine the speed at which interest rates may rise.

Q:  What detracted from performance during the period?

A:  As we moved into the third quarter and one-year rates rose, we waited to extend maturity until we were certain that those rates had peaked. We preferred to err on the side of caution, and missed the recent top of the one-year money market rate at 2.5%. Given the dramatic turns in economic data thus far this year, we felt it was prudent to keep maturity shorter — and forgo some additional yield — when the direction of the market had been so uncertain.

Q:  Will you describe your management philosophy?

A:  We continue our insistence on the highest credit quality within the fund. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the fund and to seek competitive yield for our shareholders.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, all classes of the Fund limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended November 30, 2004.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2004
Actual Fund Return	Class AARP	Class S
Beginning Account Value 6/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/04	$ 1,005.00	$ 1,005.20
Expenses Paid per $1,000*	$ 3.30	$ 3.28
Hypothetical 5% Fund Return	Class AARP	Class S
Beginning Account Value 6/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/04	$ 1,021.77	$ 1,021.80
Expenses Paid per $1,000*	$ 3.33	$ 3.30

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class AARP	Class S
Scudder U.S. Treasury Money Fund	.66%	.65%

For more information, please refer to the Fund's prospectus.

Portfolio Summary November 30, 2004

Portfolio Composition	11/30/04	5/31/04

US Treasury Obligations	40%	44%
Repurchase Agreements	60%	56%
	100%	100%
Weighted Average Maturity
Scudder US Treasury Money Fund	41 days	49 days
Treasury and Repo Retail Money Fund Average*	30 days	42 days

* Category includes only retail government funds that hold US Treasuries and repurchase agreements backed by the US Treasury.

Portfolio composition is subject to change. For more complete details about the Funds' holdings, see page 11. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2004 (Unaudited)

	Principal Amount ($)	Value ($)

US Treasury Obligations 39.8%
US Treasury Bills:
1.67%*, 2/10/2005	10,000,000	9,967,064
1.863%*, 3/3/2005	10,000,000	9,952,403
1.875%*, 3/10/2005	10,000,000	9,948,437
1.96%*, 12/23/2004	30,000,000	29,964,067
1.978%*, 4/7/2005	13,000,000	12,909,309
2.37%*, 6/2/2005	11,000,000	10,868,202
Total US Treasury Obligations (Cost $83,609,482)		83,609,482

Repurchase Agreements 59.9%
Bank of America, 1.94%, dated 11/30/2004, to be repurchased at $9,000,485 on 12/1/2004 (b)	9,000,000	9,000,000
BNP Paribas, 1.95%, dated 11/30/2004, to be repurchased at $50,002,708 on 12/1/2004 (c)	50,000,000	50,000,000
Credit Suisse First Boston Corp., 1.97% dated 11/30/2004, to be repurchased at $51,002,791 on 12/1/2004 (d)	51,000,000	51,000,000
Merrill Lynch & Co., Inc., 1.94%, dated 11/30/2004, to be repurchased at $9,000,485 on 12/1/2004 (e)	9,000,000	9,000,000
State Street Bank and Trust Co., 1.86%, dated 11/30/2004, to be repurchased at $6,605,341 on 12/1/2004 (f)	6,605,000	6,605,000
Total Repurchase Agreements (Cost $125,605,000)		125,605,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $209,214,482) (a)	99.7	209,214,482
Other Assets and Liabilities, Net	0.3	728,705
Net Assets	100.0	209,943,187

* Annualized yield at the time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $209,214,482.

(b) Collateralized by $7,386,000 US Treasury Bond, 7.25%, maturing on 5/15/2016 with a value of $9,180,238.

(c) Collateralized by $49,007,000 US Treasury Inflation Index Bond, 2.0%, maturing on 7/15/2014 with a value of $51,000,205.

(d) Collateralized by $92,270,000 US Treasury STRIP, Interest Only, Zero Coupon, maturing on 11/15/2016 with a value of $52,021,829.

(e) Collateralized by $18,650,000 US Treasury STRIP, Principal Only, 8.875%, maturing on 2/15/2019 with a value of $9,181,955

(f) Collateralized by $6,810,000 US Treasury Bill, 2.26%, maturing on 5/12/2005 with a value of $6,741,900.

STRIPS: Separate Trading of Registered Interest and Principal Securities

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2004 (Unaudited)
Assets
Investments: Investments in securities, at amortized cost	$ 83,609,482
Repurchase agreements, at amortized cost	125,605,000
Total investments in securities, at amortized cost	209,214,482
Cash	744,500
Interest receivable	6,810
Receivable for investments sold	10,876,747
Receivable for Fund shares sold	1,207,264
Other assets	9,933
Total assets	222,059,736
Liabilities
Payable for investments purchased	10,868,923
Dividends payable	11,492
Payable for Fund shares redeemed	949,287
Accrued management fee	72,435
Other accrued expenses and payables	214,412
Total liabilities	12,116,549
Net assets, at value	$ 209,943,187
Net Assets
Net assets consist of: Undistributed net investment income	39,350
Accumulated net realized gain (loss)	(14,155)
Paid-in capital	209,917,992
Net assets, at value	$ 209,943,187
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($13,240,000 ÷ 13,239,288 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00
Class S Net Asset Value, offering and redemption price per share ($196,703,187 ÷ 196,716,133 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended November 30, 2004 (Unaudited)
Investment Income
Income: Interest	$ 1,626,334
Expenses: Management fee	440,874
Services to shareholders	316,419
Custodian and accounting fees	43,711
Auditing	22,312
Legal	10,980
Reports to shareholders	14,823
Trustees' fees and expenses	4,575
Registration fees	20,310
Other	4,662
Total expenses before expense reductions	878,666
Expense reductions	(157,896)
Total expenses after expense reductions	720,770
Net investment income	905,564
Net realized gain (loss) on investment transactions	(10,419)
Net increase (decrease) in net assets resulting from operations	$ 895,145

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended November 30, 2004 (Unaudited)	Year Ended May 31, 2004
Operations: Net investment income	$ 905,564	$ 995,159
Net realized gain (loss) on investment transactions	(10,419)	(3,736)
Net increase (decrease) in net assets resulting from operations	895,145	991,423
Distributions to shareholders from: Net investment income: Class AARP	(67,854)	(42,389)
Class S	(1,040,111)	(751,329)
Fund share transactions: Proceeds from shares sold	53,851,237	113,362,810
Reinvestment of distributions	1,077,698	764,529
Cost of shares redeemed	(83,074,990)	(193,179,404)
Net increase (decrease) in net assets from Fund share transactions	(28,146,055)	(79,052,065)
Increase (decrease) in net assets	(28,358,875)	(78,854,360)
Net assets at beginning of period	238,302,062	317,156,422
Net assets at end of period (including undistributed net investment income of $39,350 and $241,751, respectively)	$ 209,943,187	$ 238,302,062

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended May 31,	2004[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from investment operations: Net investment income	.005	.003	.008	.018	.033
Less distributions from: Net investment income and net realized gains on investment transactions	(.005)	(.003)	(.008)	(.018)	(.033)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.50c,d**	.29[c]	.77	1.76	3.32**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	14	15	8	5
Ratio of expenses before expenses reductions (%)	.81*	.81	.81	.80	.80*
Ratio of expenses after expenses reductions (%)	.66*	.71	.81	.80	.80*
Ratio of net investment income (%)	.81*	.36	.77	1.76	4.92*

[a] For the six months ended November 30, 2004 (Unaudited).

[b] From October 2, 2000 (commencement of operations of Class AARP shares) to May 31, 2001.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Total return includes income resulting from a nonrecurring adjustment in expenses. Without this adjustment, total return would have been lower.

* Annualized

** Not annualized

Class S
Years Ended May 31,	2004[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from investment operations: Net investment income	.005	.003	.008	.018	.052	.047
Less distributions from: Net investment income and net realized gains on investment transactions	(.005)	(.003)	(.008)	(.018)	(.052)	(.047)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.52b,c**	.29[b]	.77	1.76	5.33[b]	4.83[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	197	224	302	326	379	365
Ratio of expenses before expense reductions (%)	.79*	.81	.81	.80	.94	1.06[d]
Ratio of expenses after expense reductions (%)	.65*	.71	.81	.80	.75	.66[d]
Ratio of net investment income (%)	.82*	.36	.77	1.76	5.21	4.70

[a] For the six months ended November 30, 2004 (Unaudited).

[b] Total return would have been lower had certain expenses not been reduced.

[c] Total return includes income resulting from a nonrecurring adjustment in expenses. Without this adjustment, total return would have been lower.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.04% and .65%, respectively.

* Annualized

* Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder U.S. Treasury Money Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

After December 31, 2004, Class S shares will no longer be available to new investors except under certain circumstances. For a complete list of investors that may continue to purchase Class S shares after December 31, 2004, please refer to the Fund's Statement of Additional Information.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $1,300, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until May 31, 2012 ($1,300), the expiration date, whichever occurs first.

In addition, from November 1, 2003 through May 31, 2004, the Fund incurred approximately $2,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending May 31, 2005.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. For purposes of the daily dividend, net investment income includes all realized gains (losses) on portfolio securities.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are amortized/accreted for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.40% of the first $500,000,000 of the Fund's average daily net assets, 0.385% of the next $500,000,000 of such net assets and 0.37% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended November 30, 2004 the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.40% of the Fund's average daily net assets.

Effective April 1, 2004 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.65% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and trustee and trustee counsel fees).

In addition, for the six months ended November 30, 2004, the Advisor agreed to reimburse the Fund $762, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

Service Provider Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying agent and shareholder service agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement between SSC and DST Systems, Inc. ("DST"), SSC has delegated certain transfer agent and dividend-paying agent functions to DST. The costs and expenses of such delegation are borne by SSC, not by the Fund. For the six months ended November 30, 2004, the amounts charged to the Fund by SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at November 30, 2004
Class AARP	$ 19,105	$ 10,369	$ 6,336
Class S	272,015	146,737	105,459
	$ 291,120	$ 157,106	$ 111,795

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended November 30, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $24,875, of which $16,279 is unpaid at November 30, 2004.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6 billion of net assets, 0.06% of the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

C. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended November 30, 2004, the custodian fee was reduced by $28 for custodian credits earned.

D. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended November 30, 2004		Year Ended May 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	4,629,044	$ 4,629,044	14,759,840	$ 14,759,840
Class S	49,222,193	49,222,193	98,602,970	98,602,970
		$ 53,851,237		$ 113,362,810
Shares issued to shareholders in reinvestment of distributions
Class AARP	65,269	$ 65,269	40,454	$ 40,454
Class S	1,012,429	1,012,429	724,075	724,075
		$ 1,077,698		$ 764,529
Shares redeemed
Class AARP	(5,625,362)	$ (5,625,362)	(15,573,933)	$ (15,573,933)
Class S	(77,449,605)	(77,449,628)	(177,605,471)	(177,605,471)
		$ (83,074,990)		$ (193,179,404)
Net increase (decrease)
Class AARP	(931,049)	$ (931,049)	(773,639)	$ (773,639)
Class S	(27,214,983)	(27,215,006)	(78,278,426)	(78,278,426)
		$ (28,146,055)		$ (79,052,065)

F. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Account Management Resources

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SUSXX	SCGXX
Fund Number	159	059
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. With respect to accounts that are jointly held, an opt-out request received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

September 2004

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder U.S. Treasury Money Fund

By:                                 /s/Julian Sluyters
                                    -------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 31, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder U.S. Treasury Money Fund

By:                                 /s/Julian Sluyters
                                    -------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 31, 2005

By:                                 /s/Paul Schubert
                                    -------------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               January 31, 2005